Filed pursuant to Rule 497(a)

Registration No. 333-288343

Rule 482ad

Bain Capital Specialty Finance, Inc. Prices Public Offering of $350 Million 5.950% Senior Notes Due 2031

BOSTON – January 23, 2026 – Bain Capital Specialty Finance, Inc. (NYSE: BCSF or the “Company”) announced that it has priced an offering of $350 million aggregate principal amount of 5.950% senior notes due 2031 (the “Notes”). The Notes will mature on March 1, 2031 and may be redeemed in whole or in part at the Company’s option at any time at par plus a “make-whole” premium, provided that the Notes may be redeemed at par one month prior to their maturity.

The offering is expected to close on or about January 29, 2026, subject to satisfaction of customary closing conditions.

The Company intends to use the net proceeds of this offering to repay outstanding secured indebtedness under its financing arrangements and for general corporate purposes.

Wells Fargo Securities, LLC, J.P. Morgan Securities LLC, Natixis Securities Americas LLC, SMBC Nikko Securities America, Inc., BNP Paribas Securities Corp., MUFG Securities Americas Inc. and Santander US Capital Markets LLC are acting as joint book-running managers for this offering. Deutsche Bank Securities Inc., Keefe, Bruyette & Woods, Inc., Scotia Capital (USA) Inc., SG Americas Securities, LLC, Synovus Securities, Inc., U.S. Bancorp Investments, Inc. and Zions Direct, Inc. are acting as co-managers for this offering.

Investors are advised to carefully consider the investment objectives, risks and charges and expenses of BCSF before investing. The pricing term sheet dated January 22, 2026, the preliminary prospectus supplement dated January 22, 2026, and the accompanying prospectus dated June 26, 2025, each of which has been filed with the U.S. Securities and Exchange Commission (the “SEC”), contain this and other information about BCSF and should be read carefully before investing.

The information in the pricing term sheet, the preliminary prospectus supplement, the accompanying prospectus and this press release is not complete and may be changed. The pricing term sheet, the preliminary prospectus supplement, the accompanying prospectus and this press release are not offers to sell any securities of BCSF and are not soliciting an offer to buy such securities in any state or jurisdiction where such offer and sale is not permitted.

An effective shelf registration statement relating to the Notes is on file with the SEC and is effective. The offering may be made only by means of a preliminary prospectus supplement and an accompanying prospectus, copies of which may be obtained from the website of the SEC at www.sec.gov or from Wells Fargo Securities, LLC, 608 2nd Avenue South, Suite 1000, Minneapolis, MN 55402 Attn: WFS Customer Service or toll-free at 1-800-645-3751, J.P. Morgan Securities LLC, 270 Park Avenue, New York, New York 10017 or at 1-212-834-4533, Natixis Securities Americas LLC, 1251 Avenue of the Americas, 5th Floor, New York, New York 10020 or at 1-866-425-1819 or SMBC Nikko Securities America, Inc., 277 Park Avenue, 5th Floor, New York, New York 10172 or at 1-888-868-6856.

About Bain Capital Specialty Finance, Inc.

Bain Capital Specialty Finance, Inc. is an externally managed specialty finance company focused on lending to middle-market companies. BCSF is managed by BCSF Advisors, L.P., an SEC-registered investment adviser and a subsidiary of Bain Capital Credit, L.P. Since commencing investment operations on October 13, 2016, and through September 30, 2025, BCSF has invested approximately $9,688.5 million in aggregate principal amount of debt and equity investments prior to any subsequent exits or repayments. BCSF’s investment objective is to generate current income and, to a lesser extent, capital appreciation through direct originations of secured debt, including first lien, first lien/last out, unitranche and second lien debt, investments in strategic joint ventures, equity investments and, to a lesser extent, corporate bonds. BCSF has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended.

Forward-Looking Statements

Certain information contained herein may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included herein may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the SEC. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

Investor Contact:

Katherine Schneider

Tel. (212) 803-9613

investors@baincapitalbdc.com

Media Contact:

Charlyn Lusk

Tel. (646) 502-3549

clusk@stantonprm.com